UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 2, 2005

VirtualScopics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-120253	04-3007151
(Commission File Number)	(IRS Employer Identification No.)

350 Linden Oaks, Rochester, New York	14625
(Address of Principal Executive Offices)	(Zip Code)

 (585) 249-6231
(Registrant’s Telephone Number, Including Area Code)

___________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

On December 2, 2005, we completed the sale of 280.512 units in a private placement to accredited investors pursuant to the terms of a Confidential Private Placement Memorandum, dated October 3, 2005, as supplemented, and private placement subscription agreements executed and delivered by each investor on or before the closing of the private placement. Each unit consists of one share of our series A convertible preferred stock, par value $.001 per share, and a detachable, transferable warrant to purchase shares of our common stock, at a purchase price of $1,000 per unit. Each share of series A preferred stock is initially convertible into 400 shares of our common stock at any time. Each warrant entitles the holder to purchase 200 shares of our common stock at an exercise price of $4.00 per share through December 2, 2009. We received gross proceeds of $280,512 from the sale of these units.

The private placement was made solely to “accredited investors,” as defined in Regulation D under the Securities Act of 1933, as amended, or the Securities Act. None of the units, warrants or the series A preferred stock, or shares of our common stock underlying such securities were registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering.

Brookshire Securities Corporation, or Brookshire, served as the lead placement agent in connection with the private placement. Brookshire received a cash fee in the aggregate of $22,441, and for the payment of $10.00, received four-year warrants to purchase 11,220 shares of our common stock at an exercise price of $2.50 per share on terms which are identical to those warrants included in the units except that they contain a cashless exercise provision. In addition, the warrants have registration rights that are the same as those afforded to investors in the private placement.

The shares of our series A preferred stock and warrants issued in the private placement, were exempt from registration under the Securities Act pursuant to Section 4(2) and/or Regulation D (Rule 506) thereof. We made this determination based on the representations of the persons obtaining such securities which included, in pertinent part, that such persons were “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, and that such persons were acquiring such securities for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution, and that each such persons understood such securities may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Thus, such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On December 2, 2005, Mark Coburn resigned as a member of the Registrant’s Board of Directors effective immediately. Mr. Coburn had served as a director of the Registrant since its acquisition of VirtualScopics, LLC on November 4, 2005, and as director of VirtualScopics, LLC, a wholly-owned subsidiary of the Registrant, since December 2000. At this time, the Board has not made a determination as to a replacement for the vacancy caused by Mr. Coburn’s resignation.

(d) In connection with the Registrant’s recently completed exchange offer with VirtualScopics, LLC, the Registrant agreed to appoint to its Board two directors nominated by its financial advisor, Sovereign Bancorp Ltd. On December 2, 2005, the Board appointed the first director nominated by Sovereign Bancorp, Terence A. Walts.

Mr. Walts is 58 years of age. Most recently, Mr. Walts was President, CEO and a director of Refocus Group, Inc., (OTCBB: RFCG) a late stage medical device company engaged in research and development for treatments of eye disorders, from September 2002 through October 2005. Prior to that position, Mr. Walts acted as a consultant to medical startup companies and held positions with, among others, ONCOSE, Inc., an in-vitro diagnostics company, Medjet, Inc., an early stage medical devices company, and CIBA Vision, a diversified eye care company.

Under the arrangement with Sovereign Bancorp, Mr. Walts will sit on either the audit or compensation committee of the Board once such committees are established. Neither Mr. Walts nor any member of his immediate family is a party to any transaction with the Registrant that would require disclosure under Item 404(c) of Regulation S-B.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

EXHIBIT
NO.            DESCRIPTION

3.2	*Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series A Convertible Preferred Stock of VirtualScopics, Inc. dated November 4, 2005.

4.1	*Form of VirtualScopics, Inc. Four-Year Warrant to Purchase Common Stock at $4.00 per share.

4.2	*Form of VirtualScopics, Inc. Four-Year Warrant to Purchase Common Stock at $2.50 per share.

10.4	*Form of Private Placement Subscription Agreement to purchase units in VirtualScopics, Inc.

10.5	*Placement Agency Agreement dated September 30, 2005 between Brookshire Securities Corporation and VirtualScopics, LLC.

* Such exhibit was filed as an exhibit to the current report on form 8-K that was filed by VirtualScopics, Inc. with the SEC on November 10, 2005 (as changed by the SEC from the filing date of November 14, 2005), and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALSCOPICS, INC.

Date: December 8, 2005	/s/ Molly Henderson
Name: Molly Henderson
Title: Chief Financial Officer

Exhibit Index

EXHIBIT
NO.            DESCRIPTION

3.2	*Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series A Convertible Preferred Stock of VirtualScopics, Inc. dated November 4, 2005.

4.1	*Form of VirtualScopics, Inc. Four-Year Warrant to Purchase Common Stock at $4.00 per share.

4.2	*Form of VirtualScopics, Inc. Four-Year Warrant to Purchase Common Stock at $2.50 per share.

10.4	*Form of Private Placement Subscription Agreement to purchase units in VirtualScopics, Inc.

10.5	*Placement Agency Agreement dated September 30, 2005 between Brookshire Securities Corporation and VirtualScopics, LLC.

* Such exhibit was filed as an exhibit to the current report on form 8-K that was filed by VirtualScopics, Inc. with the SEC on November 10, 2005 (as changed by the SEC from the filing date of November 14, 2005), and is incorporated herein by reference.